Taxation	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Taxation	Taxation

Income taxes consist of the following:

(In $ millions)	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2019
		(As adjusted)	(As adjusted)
Current tax expense/(benefit):
Bermuda	—	—	—
Foreign	7	11	22
Deferred tax expense/(benefit):
Bermuda	—	—	—
Foreign	(2)	(7)	(62)
Total tax expense/(benefit)	5	4	(40)
Effective tax rate	(0.9)%	(0.1)%	5.3%

The effective tax rate for the year ended December 31, 2021, the year ended December 31, 2020 and the year ended December 31, 2019 was (0.9)%, (0.1)% and 5.3% respectively.
We are incorporated in Bermuda, where a tax exemption has been granted until 2035. Other jurisdictions in which we and our subsidiaries operate are taxable based on rig operations. A loss in one jurisdiction may not be offset against taxable income in another jurisdiction. Thus, we may pay tax within some jurisdictions even though we might have losses in others.

Due to the CARES Act in the US, we recognized a tax benefit in 2021 of $2 million (2020: $5 million) which included the release of valuation allowances previously recorded and carrying back net operating losses to previous years.

The income taxes for the year ended December 31, 2021, the year ended December 31, 2020 and the year ended December 31, 2019 differed from the amount computed by applying the Bermuda statutory income tax rate of 0% as follows:

(In $ millions)	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2019
		(As adjusted)	(As adjusted)
Effect of change on unrecognized tax benefits	7	(1)	(7)
Effect of unremitted earnings of subsidiaries	—	(2)	(17)
Effect of taxable income in various countries	(2)	7	(16)
Total tax expense/(benefit)	5	4	(40)

Deferred income taxes

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. The net deferred tax assets/(liabilities) consist of the following:

Deferred tax assets:

(In $ millions)	December 31, 2021	December 31, 2020
Pensions and stock options	3	1
Provisions	31	31
Property, plant and equipment	51	—
Net operating losses carried forward	330	251
Intangibles	—	4
Other	9	3
Gross deferred tax assets	424	290
Valuation allowance	(413)	(219)
Deferred tax assets, net of valuation allowance	11	71

Deferred tax liabilities:

(In $ millions)	December 31, 2021	December 31, 2020
Property, plant and equipment	—	30
Unremitted Earnings of Subsidiaries	8	8
Deferred gain	—	34
Intangibles	1	—
Gross deferred tax liabilities	9	72
Net deferred tax asset/(liability)	2	(1)

As at December 31, 2021, deferred tax assets related to net operating loss (“NOL”) carry forwards was $330 million (December 31, 2020: $251 million), which can be used to offset future taxable income. NOL carry forwards which were generated in various jurisdictions, include $244 million (December 31, 2020: $241 million) that will not expire and $86 million (December 31, 2020: $10 million) that will expire between 2022 and 2041 if not utilized.

As at December 31, 2021, deferred tax liability related to intangibles from the application of fresh start accounting was $1 million (December 31, 2020: nil).

We establish a valuation allowance for deferred tax assets when it is more likely than not that the benefit from the deferred tax asset will not be realized. The amount of deferred tax assets considered realizable could increase or decrease in the near-term if our estimates of future taxable income change. Our valuation allowance consists of $330 million on NOL carry forwards as at December 31, 2021 (December 31, 2020: $251 million).
 Uncertain tax positions

As at December 31, 2021, we had a total amount of unrecognized tax benefits of $85 million excluding interest and penalties. The changes to our balance related to unrecognized tax benefits were as follows:

(In $ millions)	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2019
Balance at the beginning of the period	82	89	132
Increases as a result of positions taken in prior periods	4	1	8
Increases as a result of positions taken during the current period	2	—	29
Decreases as a result of positions taken in prior periods	(1)	(4)	(34)
Decreases due to settlements	(1)	(1)	(46)
Decreases as a result of a lapse of the applicable statute of limitations	(1)	(3)	—
Balance at the end of the period	85	82	89

Accrued interest and penalties totaled $19 million at both December 31, 2021 and December 31, 2020 and were included in "Other liabilities" on our Consolidated Balance Sheets. We recognized expenses/(benefits) of $1 million, ($1 million), and ($7 million) during the year ended December 31, 2021, the year ended December 31, 2020 and the year ended December 31, 2019, respectively, related to interest and penalties for unrecognized tax benefits on the income tax expense line in the accompanying Consolidated Statement of Operations.
As of December 31, 2021, $85 million of our unrecognized tax benefits, including penalties and interest, would have a favorable impact to the Company’s effective tax rate if recognized.
Tax returns and open years
We are subject to taxation in various jurisdictions. Tax authorities in certain jurisdictions examine our tax returns and some have issued assessments. We are defending our tax positions in those jurisdictions.
The Brazilian tax authorities have issued a series of assessments with respect to our returns for certain years up to 2017 for an aggregate amount equivalent to $124 million including interest and penalties. As a positive development in relation to the earlier years' assessments, the first tier judicial court has ruled in favor of Seadrill. However, an appeal has since been filed by the tax authorities to the second tier judicial court. The relevant group companies are robustly contesting these assessments including filing the relevant appeals to the tax authorities and counter-appeal to the higher court.
The Nigerian tax authorities have issued a series of claims and assessments both directly and lodged through the Previous Chapter 11 Proceedings, with respect to returns for subsidiaries for certain years up to 2016 for an aggregate amount equivalent to $171 million. The relevant group companies are robustly contesting these assessments including filing relevant appeals in Nigeria. An adverse outcome on these proposed assessments could result in a material adverse impact on our Consolidated Balance Sheets, Statements of Operations or Cash Flows.
The Kuwaiti tax authorities have issued a series of assessments with respect to our returns for years up to 2015 for an aggregate amount equivalent to $12 million including interest and penalties. The relevant group company is robustly contesting these assessments including filing relevant appeals.
The Mexican tax authorities have issued a series of assessments with respect to our returns for certain years up to 2014 for an aggregate amount equivalent to $95 million including interest and penalties (across our continuing and discontinued operations of $49 million and $46 million respectively). The relevant group companies are robustly contesting these assessments including filing relevant appeals.
An adverse outcome on these proposed assessments could result in a material adverse impact on our Consolidated Balance Sheets, Statements of Operations or Cash Flows.
The following table summarizes the earliest tax years that remain subject to examination by other major taxable jurisdictions in which we operate.

Jurisdiction	Earliest Open Year
Kuwait	2012
Nigeria	2014
United States	2018
Mexico	2011
Norway	2015
Brazil	2008